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                                                                  EXHIBIT 10.18

PHASECOM - HAR HOTZVIM

                           UNPROTECTED LEASE AGREEMENT

              ENTERED INTO AND SIGNED IN TEL AVIV ON MARCH 7, 1999

                                     BETWEEN

            Ayalot Investments in Properties (Har Hotzvim) 1994 Ltd.
                               P.C. # 51-197739-9
                      of 8, Shaul Hamelech Blvd., Tel Aviv
                           (hereinafter: the "Lessor")

                                                              OF THE FIRST PART;

                                       AND

                             Phasecom (Israel) Ltd.
                               P.C. # 51-086689-0
                  whose address shall be at the Leased Premises
          from the date of entry of the Lessee into the Leased Premises
                           (hereinafter: the "Lessee")

                                                              OF THE SECOND PART

Whereas the Lessor owns the leasing rights to the property located on Har Hotzvim in Jerusalem and known as parcel 116 of block 30241 (hereinafter: the "Building"); the extract of registration for the plot is attached to this agreement as APPENDIX A and forms an integral part hereof; and

Whereas the Lessee is interested in leasing from the Lessor, and the Lessor agrees to lease to the Lessee, part of the Building on a gross area of 2,415 m2 (including an agreed portion of the public areas) on the third and fourth office floors and a warehouse on a gross area of 100 m2 on level -3.35 and parking spaces as set forth in clause 11 (hereinafter: the "Leased Premises"); the (net) Leased Premises are marked in red on the drawings attached to this agreement as APPENDICES B-1 - B-4 and forming an integral part hereof; and

Whereas the Leased Premises are part of the Building being constructed, and according to the pace of progress of the construction, the Lessor anticipates that the Leased Premises will be ready on the date of commencement of the lease, vacant of any person or object and in the exclusive possession of the Lessor; and



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Whereas           the Lessor has confirmed that the construction of the Building is performed lawfully and in accordance with a lawfully issued building permit and in accordance with the zoning plans, and that there is no lawful or other impediment to using the Leased Premises in accordance with the purpose of the lease; and

Whereas a lease agreement dated July 28, 1994 exists between the parties (hereinafter: the "Original Lease Agreement"), in connection with a property located near the Leased Premises (hereinafter: "Premises A"); and

Whereas the term of the lease under the Original Lease Agreement ends on November 5, 1998 (hereinafter: the "End of the Original Lease Period"); and

Whereas the Lessee has expressed its wish to lease the Leased Premises from the Lessor as a replacement for Premises A, after the End of the Original Lease Period, by unprotected tenancy and without it acquiring any rights to the Leased Premises under the Tenants Protection Law (Consolidated Version) 5732-1972 and all regulations enacted and/or to be enacted thereunder (hereinafter: the "Law") and/or any other law replacing and/or supplementing it, the subject-matter of which is tenants' protection,

                  THEREFORE, IT WAS BEEN DECLARED, AGREED AND STIPULATED
                        BY AND BETWEEN THE PARTIES AS FOLLOWS:

1.       INTERPRETATION

         a. The preamble to this agreement and all the provisions thereof and the appendices attached hereto constitute an integral part hereof.

         b. The headings of the clauses shall not be used for the interpretation of the agreement.

2.       THE ENGAGEMENT AND THE DURATION THEREOF

         a. The Lessor hereby leases the Leased Premises to the Lessee and the Lessee hereby leases the Leased Premises from the Lessor for a period commencing on March 1, 1999 and ending on December 31, 2003 (hereinafter: the "Term of the Lease").

                  The Lessee shall have the option to extend the Term of the Lease under this agreement for an additional five year period, provided that it shall give written notice thereof to the Lessor no later than 150 days prior to


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                  the expiration of the Term of the Lease (hereinafter: the
                  "Extended Lease"). The Lessor shall inform the Lessee 180-210 days prior to the end of the Term of the Lease of its need to notify of its exercise or non-exercise of the option, and the Lessee shall reply thereto no later than 150 days prior to the expiration of the Term of the Lease.

                  In the event that the Lessee shall not give notice as aforesaid, the lease shall end on December 31, 2003. In the event that the Lessee shall have notified of its exercise of the option, the Term of the Lease shall be extended by five years under the terms of the agreement, MUTATIS MUTANDIS, and the Lessee shall not be entitled to terminate or cease the lease prior to expiration of the term of the Extended Lease, as aforesaid.

                  Notwithstanding the aforesaid, it is hereby agreed that for the duration of the Extended Lease, the rent charged shall be 7.5% higher than that charged during the Term of the Lease.

         b. It is hereby clarified that a delay in surrendering the Leased Premises due to force majeure and/or due to reasons uncontrolled by the Lessor, including due to any third party, the contractor constructing the Building, Bezeq, the electricity company etc., shall constitute no breach of the Lessor's undertakings herein and shall entitle the Lessee to no remedy, provided that the Lessor shall have taken reasonable measures to prevent the delay.

                  It is hereby agreed that so long as actual possession shall not have been surrendered to the Lessee due to circumstances not under the Lessee's responsibility and/or so long as this agreement shall not yet be in effect, the lease for Premises A shall continue pursuant to the Original Lease Agreement and the terms specified therein, with the modifications agreed upon by the parties in writing.

         c. Without derogating from the provisions of sub-clause (b) above, it is hereby agreed by the parties that the Lessor shall reserve the right to notify the Lessee of a postponement in the commencement of the lease, provided that the postponement shall not exceed ninety days and that the Lessee shall be notified thereof twenty one days prior to the date of commencement of the lease. A delay in surrendering the Leased Premises, not exceeding ninety days, shall constitute no breach of the Lessor's undertakings herein, and shall entitle the Lessee to no remedy.

                  It is hereby agreed that in the event of postponement of the commencement of the lease by the Lessor, as aforesaid, the Lessee shall be entitled to further postpone the date of acceptance of possession of the Leased Premises by no more than two more weeks, by written notice to the Lessor.


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         d.       In the event that the date of commencement of the lease shall have been postponed or brought forward as set out in sub-clauses (b) and (c) above, the postponed date shall be deemed as the date of commencement of the lease, but the date of termination of the lease shall remain unchanged, and it shall end on December 31, 2003.

                  It is agreed by the parties that in no case will the Leased Premises be turned over to the Lessee between March 28, 1999 and April 16, 1999.

         e. The parties agree that the date determined in the Lessor's notice as the date of commencement of the lease shall be deemed as such even if the Lessee shall not have come to take possession of the Leased Premises, provided that the date of commencement of the lease shall conform with the provisions hereof.

         f. The duration of the Term of the Lease is a fundamental provision hereof, and neither party shall be entitled to shorten the same (in the absence of mutual consent and subject to the provisions hereof), in light of the parties' expectations and intent at the time they had entered into this agreement.

                  Notwithstanding the provisions of this clause, the Lessee shall be entitled to transfer its right to the Leased Premises prior to the end of the Term of the Lease to an alternative lessee (hereinafter: the "Alternative Lessee"), the identity of whom shall be approved in writing by the Lessor and subject to that the Alternative Lessee shall provide the Lessor with a bank guarantee in the amount of six months of rent and adjusted management fees and additional securities in accordance with the Lessor's policy and the Alternative Lessee's financial stability at the time being.

                  For the removal of doubt, the Lessor shall only be entitled to object to the Alternative Lessee on reasonable grounds.

         g. The Lessee shall be liable for the payment of the full amount of the rent and the management fees under the management agreement (if any), for the entire Term of the Lease, also if it shall not have actually used the Leased Premises, and also if possession thereof shall have returned to the Lessor prior to the end of the term without the Lessor's consent.

         h. The Lessee shall have a right of first refusal to rent the area marked in blue on APPENDIX B-1, under the following conditions:

                  The right of first refusal shall be for a period of six months from the date of signing of this contract. The Lessor shall notify the Lessee in writing of any lease in which it intends to engage for the said area during the said period. The Lessee shall be entitled to give written


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                  notice within 7 days from the date of receipt of the Lessor's notice that it shall lease the said area under the terms hereof.


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3.       SURRENDER OF THE LEASED PREMISES TO THE LESSEE

         a. The parties agree that when the Leased Premises shall be turned over to the Lessee, they will be constructed in accordance with the internal division plans as marked on Appendices B-1 and B-2 and in accordance with the technical specification attached to this agreement as APPENDIX C and constituting an integral part hereof, and subject to the lessee's plans, as defined hereunder, as approved by the Lessor.

                  The Lessor (sic) shall pay the fees of the architect and the consultants, to the extent that their engagement shall have been approved by the Lessor, for their work in preparing the internal division plans (excluding work, modifications and additions to be required by the Lessee after approval of the plans by the Lessor).

         b. The Lessee has submitted to the Lessor a set of layout plans for the Leased Premises, as marked on Appendices B-1 and B-2.

         c. The Lessor shall examine the Lessee's plans, in accordance with the limitations imposed by the building permit and/or the frame and/or the existing infrastructure and subject to the approval of the Lessor's architect.

                  The Lessor shall notify the Lessee of its agreement or disagreement to the Lessee's plans within 15 days from the date of receipt thereof. The Lessor shall not decline its agreement, but on reasonable grounds. The Lessor's failure to approve the plans within 15 days as aforesaid shall be deemed as the approval thereof by the Lessor. The layout plans shall be transferred to the architect for the preparation of work plans.

         d. The Lessee shall approve the architect's work plans within 14 business days from the date submitted thereto by the Lessor.

         e. The Lessor shall perform the division of the Leased Premises and all the work involved therein in accordance with the Lessee's plans, as approved by the Lessor, and in accordance with a schedule to be determined by the Lessor.

         f. The Lessee shall bear the cost of any change and/or addition to be made by the Lessor in accordance with the Lessee's plans beyond the technical specification, according to the "Dekel" price list (in addition to V.A.T.) plus 8% and, with respect to work or material not appearing in the "Dekel" price list, as shall be determined by the Lessor's engineers (provided that they shall not exceed reasonable market prices) plus 8%.

                  The cost of the changes shall be paid by the Lessee to the Lessor within 30 days from the following schedule:


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                  25%      from the date of receipt of the modification account
                           from the Lessor.

                  50% from the date of completion of construction of the internal partitions in the Leased Premises.

                  25% from the date of surrender of possession of the Leased Premises, subject to clause 2(f) above.

         g. In the event that after approval of the Lessee's plans, the Lessee shall wish to perform other changes and additions other than in accordance with the Lessee's plans as submitted to the Lessor, and the performance thereof shall be approved by the Lessor, the cost thereof shall be paid in accordance with the aforesaid, immediately upon receipt of the Lessor's demand.

                  The Lessee shall further pay for the architectural planning and for the fees of the various consultants with respect to the aforementioned work.

                  A request/s by the Lessee for modifications and additions, after approval of the plans by the Lessor, resulting in a delay in the completion of construction, shall not postpone the date of commencement of the payment of rent as set forth in clause 5 hereunder, for longer than 7 business days.

                  In the event that the delay shall exceed 7 days, the Lessee shall be liable for the payment of rent from the eighth day forth. For the removal of doubt, the overall delay shall mean the delay resulting from any request submitted by the Lessee for modifications and additions.

                  The cost of the changes shall be subject to indexation differences, as defined herein, between the index known on the date of preparation of the modification account by the Lessor and the index known on the date of actual payment.

         h. Notwithstanding the aforesaid, the Lessee shall be entitled, at the discretion thereof, to pay for the modifications by way of increasing the Rent by US $1.2 plus V.A.T. per m(2) for each US $100 invested by the Lessor in each m(2), for the entire Term of the Lease.

                  The parties agree that in the event that the Lessee shall vacate the property prior to 10 full years of lease, i.e., prior to expiration of the term of the Extended Lease, the Lessee shall repay the Lessor a proportionate part of the cost of the modifications, including indexation differences as aforesaid, for the period from the actual termination of the lease until January 20, 2009.


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                  The Lessee may notify the Lessor, no later than 15 days from the date of approval of any plan by the Lessor, of its waiver of the performance of parts of the technical specification for such plan.

                  In the event that such waiver is made by the Lessee, the Lessee shall be entitled to a refund in accordance with the "Dekel price list". The settlement of accounts shall be performed by the parties' supervisors.

                  Plans submitted or to be submitted by the Lessee constitute a notice on the part of the Lessee of a waiver or modification of the technical specification, as aforesaid, to the extent that they contain a waiver or modification.

         i. The parties agree that in the event that delays shall occur in the completion of the Leased Premises, for reasons under the Lessee's control, including a delay in submitting the Lessee's plans and/or amending the same, requests by the Lessee to perform modifications of and/or additions to the Leased Premises and/or of or to the Lessee's plans, in whole or in part, after commencement of the internal division and so forth, and in the event that the Lessee shall procrastinate paying for the cost of the changes, the Lessee shall have to pay rent to the Lessor and fulfill all the Lessee's undertakings herein, from the date on which possession of the Leased Premises could have been turned over to the Lessee but for such delays and/or procrastination, although the surrender of the Leased Premises shall be postponed until completion thereof. For the removal of doubt, it is emphasized that the Lessee shall not be entitled to postpone payment due to changes in such case. The aforesaid shall not derogate from the provisions of the latter part of sub-clause (g) above.

         j. It is hereby agreed that no later than 14 days prior to the date of surrender of the Leased Premises and after the main systems (frame, air-conditioning, plumbing and electricity) shall be operable and the lobby of the Building shall be fit for use, the representatives of the parties shall inspect the Leased Premises and prepare a protocol containing all defects which may be discovered after reasonable examination.

                  Defects preventing reasonable use of the Leased Premises shall be rectified prior to the date of surrender of possession. In the event that such defects shall not have been fixed, the date of surrender of possession shall be deferred pending the repair thereof. Defects not preventing reasonable use of the Leased Premises shall be fixed within 14 days from the date of preparation of the protocol and the date of surrender of possession shall not be deferred as a result thereof.

         k. The delivery of the key to the Leased Premises to the Lessee shall constitute confirmation on the part of the Lessee that it had examined


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                  the Leased Premises and found them to be suitable to the needs thereof and in accordance with the provisions of the agreement, and that it entertains no claims with respect to the Leased Premises, save for claims concerning concealed defects and malfunctions and/or defects not preventing reasonable use of the Leased Premises as set forth in the protocol to be drawn by the parties, as set out above.

                  The protocol of surrender of possession shall not exempt the Lessor from the obligations thereof under this agreement and any law.

         l. In the event that the Lessor shall have notified the Lessee that the Leased Premises are completed and may be made available to the Lessee, and the latter shall have failed to arrive in order to take possession thereof, such designated day shall be deemed as the date of commencement of the lease.

                  In the event that the Lessor shall have notified the Lessee that the latter should arrive in order to take possession of the Leased Premises and shall have retracted such notification thereafter, the Lessor shall pay for the Lessee's direct damages as follows: cancellation of the engagement of the carrier, packing expenses and loss of work days.

4.       PURPOSE OF THE LEASE, NATURE OF THE LEASED PREMISES AND THE SCOPE
         THEREOF

         a. The lease herein is entered into for the purposes of operating the Lessee's business, i.e., a high-tech company in the field of communications, and therefore, in the absence of the Lessor's consent in advance and in writing, the Lessee shall not be entitled to use the Leased Premises or any part thereof for any purpose other than the aforesaid purpose.

                  The Lessee further undertakes not to transfer and/or endorse and/or pledge any of its rights hereunder and not to sub-lease the Leased Premises and/or part thereof and not to give a right of use or any other right to the Leased Premises or any part thereof to any third party, whether for or without consideration, without the Lessor's consent in advance and in writing. Any change in the composition or rate of holdings of the shareholders exceeding 50%, whether at once or in stages, shall be deemed as a transfer of rights as aforesaid, requiring the Lessor's consent in advance and in writing, save for public offerings. The Lessor shall decline its consent only on reasonable grounds.

                  Notwithstanding the aforesaid, the Lessee shall be entitled to transfer the rights thereof to the Leased Premises to an affiliated company, provided that the Lessee shall remain liable to the Lessor with the transferee, jointly and severally, for the fulfillment of all undertakings herein.


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                  It is hereby agreed that the Lessor undertakes to endeavor to market the Building to entities, the activity of whom shall conform to the nature of the Building and to the terms of the building permit.

         b. Subject to the foregoing provisions hereof, the Lessee confirms that it has seen and examined the Building and the Leased Premises, the construction and development plans and the specification, and that it has examined the designation of the Leased Premises and the uses thereof permitted by the zoning plans and the law, and has found them to be suitable to the needs thereof, and that it neither has nor shall have any claim of non-conformity or of choice or of defects in the Leased Premises and other such claims against the Lessor, in light of the aforesaid and of the other stipulations herein, save for claims with respect to concealed defects and/or non-conformity.

         c. Subject to the foregoing provisions herein, the Lessee undertakes that it shall obtain, at the expense and under the responsibility thereof, all the licenses, permits and approvals (hereinafter: the "Licenses") required and to be required by any authority or under the law in order to conduct the business thereof at the Leased Premises, and the Lessee further undertakes to conduct the business thereof at the Leased Premises in accordance with the Licenses, any law and the requirements of the competent authorities, and, in the event that the Lessee shall obtain the Lessor's consent to perform changes in the Leased Premises, in accordance with clause 8(d) hereunder, the Lessee undertakes to perform the same only after receipt of the permits as set out in the law and subject thereto.

                  For the removal of doubt, it is emphasized that the Lessor is not responsible for obtaining and/or maintaining the Licenses.

                  Should the Lessor suffer any damage due to the non-fulfillment of any undertaking by the Lessee pursuant to this sub-clause, the Lessee shall compensate and indemnify the Lessor for any such damage.

         d. The Lessee's failure to obtain the Licenses and/or the permits, and/or the revocation thereof at any time shall not derogate from any of the Lessee's undertakings herein, including the payment of Rent.

         e. The Lessee confirms that it is aware that various work might be performed at the Leased Premises, the Building and the surroundings thereof, including further construction, development, renovations and any other modifications, and that it shall entertain no claim against the Lessor with respect thereto. The Lessee undertakes not to disrupt or object to such work, provided that the reasonable use of the Leased Premises, for the purpose of the lease, is not compromised.


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                  Notwithstanding the provisions of clause 4.6 of the Management
                  Agreement, work performed at the Leased Premises, after surrender thereof to the Lessee, shall be made on weekdays after 17:00 and on Fridays, except for emergencies.

         f. The Lessor undertakes to allocate an area in the Building, including the basement, free of rent, for a dining hall for the Lessee's caterer, in the event that no restaurant, capable of catering for the Lessee's employees for prices acceptable at Har Hotzvim for catering services for high-tech workers, shall be operated in the Building (hereinafter: the "Temporary Area"). The area shall be air-conditioned, floored, lit and will contain sinks for washing dishes and hands and furnished as shall be determined by the management company. It is hereby clarified that the Lessee's status in the Temporary Area shall be that of licensee only and that it shall be responsible for preventing nuisances and damage to the Leased Premises, the Building, the tenants, and the guests and visitors to the Building.

                  It is hereby clarified that the Lessee shall be responsible for arranging for insurance, in connection with the Temporary Area, as set forth in clause 10 hereunder.

                  The Temporary Area shall have a capacity of 50 people.

                  The Lessee undertakes that the Temporary Area shall be returned to the Lessor upon commencement of operation of a restaurant in the Building and/or upon termination of the lease under this contract, whichever is earlier.

                  The Lessee is liable to the Lessor for vacation of the caterer and surrender of the Temporary Area to the Lessor, in a proper and usable condition, free and vacant of any person and object installed at such place by the Lessee.

                  The Temporary Area shall only be used in order to operate a catering service for the Lessee's employees and guests. The Lessee is responsible for any negligent act or omission and for any damage caused to the Lessor and/or to a third party as a result of the caterer's actions.

5.       RENT, THE RATE AND DATES OF PAYMENT THEREOF

         In consideration for the rights of lease which are the subject of this agreement, the Lessee undertakes to pay the Lessor, during the Term of the Lease, rent (hereinafter: "Rent") as follows:

         a. The Lessee shall pay the Lessor monthly Rent in NIS in the amount of NIS 126,448 in addition to V.A.T. at the lawful rate thereof on the date


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                  of payment, linked to the consumer price index; the base index is the index of October 1998, published on November 15, 1998, i.e., 164.1 points.

         b. On the date of commencement of the lease, the Lessee shall pay Rent for the first 3 months of the lease.

                  The Rent shall be paid on a quarterly basis, for each quarter in advance, on the first business day of the months of January, April, July and October of each year.

                  For the removal of doubt, it is clarified that if the Term of the Lease shall commence on a date other than one of the aforementioned dates, an adjustment shall be made prior to the beginning of the second quarter of the Term of the Lease so that the Rent shall be paid at the beginning of each quarter in advance, as aforesaid.

         c. Until notified otherwise by the Lessor, and without derogating from the Lessor's right to demand payment of the Rent in another way, the Rent shall be paid directly into the Lessor's account # 265219 at Bank Hapoalim Ltd., Hameasfim branch in Tel Aviv, branch # 510. A tax invoice shall be duly issued immediately after payment shall be made.

6.       LINKAGE OF THE RENT TO THE CONSUMER PRICE INDEX

         The Rent set forth in clause 5 above shall be calculated and paid subject to indexation as follows:

         a. In the event that the publication of the index shall indicate that the new index is higher than the base index, the nominal rate of each Rent payment made by the Lessee shall be increased at a rate equal to the increase of the new index proportionately to the base index.

                  However, should it transpire that the new index is equal to or lower than the base index, the Lessee shall make the payment at the nominal value thereof in the previous quarter.

         b. For the purposes of such indexation, the following terms shall be defined as set forth beside them:

                  The index -       the consumer  price index,  including
                                    fruit and vegetables, published by the
                                    Central Bureau of Statistics and Economic
                                    Research, or any other official index
                                    replacing it, if published by any other
                                    governmental institution, whether or note based on the same data on which the current index is based.


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                                    In the event that another index shall be
                                    introduced as aforesaid and the said Bureau shall not determine the ratio between it and the index replaced thereby, within six months from the date of replacement, the said ratio shall be determined in accordance with the ratio named for index-linked loans at Bank Hapoalim Ltd.

                  The base index -  the index, as defined above, decided upon by the parties and determined in clause 5(a) herein.

                  The new index -   the latest index published prior to the date
                                    of actual payment.

7.       ADDITIONAL PAYMENTS IMPOSED ON THE LESSEE

         a. Throughout the Term of the Lease, the Lessee shall pay all taxes, municipal taxes, levies, fees and other obligatory payments of any kind, payable to the local authority and/or to any governmental authority in connection with the Leased Premises, the maintenance and use thereof, save for property tax and/or other obligatory payments to be lawfully imposed on property owners, which shall be paid by the Lessor.

                  The Lessee shall further pay, throughout the Term of the Lease, all the payments and expenses involved in the maintenance, care and operation of the Leased Premises in good and proper condition, including payments to the co-op board and/or to the management company, if any, including, but not only, for the maintenance of gardens, yards and parking lots included in the Leased Premises and the joint property etc. The Lessee shall further pay for the consumption of water, electricity and telephone. The Lessee shall also pay for the air-conditioning system and for water consumption according to the proportion between the area of the Leased Premises and the leased areas of the Building, as set forth in the Management Agreement attached hereto, and in accordance with the provisions of clause 9 hereunder.

                  For the removal of doubt, it is emphasized that the Lessee shall bear all such payments and expenses also for the period in which the Lessee shall occupy the Leased Premises in the event of failure to vacate the same.

         b. The Lessee undertakes to sign contracts with the electricity company and with the municipality of Jerusalem for the supply of electricity and water to the Leased Premises. The Lessor shall act in order to perform the aforesaid and the Lessee shall assist the Lessor as required in order


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                  to perform the undertaking as aforesaid. Payment for the
                  electricity meter shall be borne by the Lessor.

                  The Lessor and/or the management company, as the case may be, shall be responsible for placing the Leased Premises at the Lessor's disposal with the Building and frame systems in proper working order.

         c. The Lessee shall timely pay all bills for the payments and expenses imposed thereon as aforesaid, and in the event of failure to do so, the Lessee shall further pay any additional payment imposed due to such arrears. The Lessee shall provide the Lessor with receipts for payments made thereby, pursuant to the Lessor's demand.

                  In the event that the Lessor shall pay any amount on account of expenses and payments imposed on the Lessee as set forth herein, the Lessee undertakes to repay such amounts immediately upon the Lessor's demand and in addition to interest as set out in clause 16 hereunder.

         d. In addition to Rent, indexation differences and payments under this agreement, the Lessee shall pay value added tax one day prior to the date of payment thereof to the authorities, at the current rate from time to time on the date of making any payment pursuant to the terms hereof. After the payment, the Lessor shall provide the Lessee with a lawful tax invoice.

8.       USE OF THE LEASED PREMISES AND THE MAINTENANCE THEREOF

         a. The Lessee undertakes to leave no movables outside the Leased Premises and to make no use of any part of the Building other than the Leased Premises, including the public areas of the Building, for any purpose, save for access to the Leased Premises. The Lessee further undertakes to use the Leased Premises so as to produce no nuisance, as defined under any law, noise, odor, poisonous substance, smoke, shock or inconvenience to others in the Building.

         b. The Lessee undertakes to use the Leased Premises and the surroundings thereof in a cautious manner, to maintain and preserve the same in proper order and to immediately repair, at its expense, any damage and/or breakage caused to the Leased Premises, save for damage and/or breakage caused to the Leased Premises due to construction defects and reasonable wear and tear. For the purpose of performing the repairs, the Lessee shall contact the management company, and if the latter shall refuse to perform the repairs, the Lessee may resort to other service providers.

                  It is hereby agreed that the Lessee's undertaking to use the services of the management company for repairs in the Leased Premises is subject to reasonable demands for payment on behalf of the management company.

                  The Lessee may perform repairs unrelated to the systems of the Building through the employees thereof, provided that they are experts therefor.

                  The Lessor and/or the management company, as the case may be, shall be responsible for placing the Leased Premises at the Lessor's disposal with the Building and frame systems in proper working order.

                  The provisions of this clause shall override those of clause
                  4.1 of the Management Agreement.

         c. Whenever the Lessee shall fail to perform the undertakings thereof under this clause, the Lessor shall be entitled, but not obliged, to perform the same and to charge the Lessee with the payment of the expenses, provided that it shall have given the Lessee a 10 day prior notice in writing of its intention to do so, unless the repair is required as a matter of emergency.

                  The Lessor may demand and receive from the Lessee the cost of repairs performed thereby, or the estimated cost of repairing damages, in the event that the Lessee shall have left the Leased Premises, regardless of whether or not the Lessor shall have actually performed the repair. The aforesaid shall not derogate from any other remedy to which the Lessor is entitled under this agreement and/or any law.

         d. The Lessee undertakes to perform no constructional changes in the Leased Premises involving systems, without the prior written consent of the Lessor to the Lessee's modification request, to which detailed plans shall be attached.

                  The Lessor shall not deny its consent to the modifications but on reasonable grounds.

                  The Lessor's failure to reply in writing within 15 days from the date of the Lessee's request for modifications shall be deemed and regarded as the Lessor's consent thereto.

                  In no case will the Lessee be entitled to make changes in the frame and/or the internal and/or external systems of the Building, without the Lessor's consent as aforesaid and subject to fulfillment of the provisions of any law.

                  For the removal of doubt, it is emphasized that if the Lessor shall condition its consent, INTER ALIA, on the receipt of approvals from various consultants, such consultants' fees and expenses shall be borne by the Lessee.

                  Shortly prior to the end of the Term of the Lease under this agreement, the Lessee shall reinstate the former condition of the Leased Premises, as at the beginning of the Term of the Lease, at its expense and under its responsibility, in accordance with modifications performed by the Lessee from time to time subject to the Lessor's approval, and shall dismantle any modification, addition and facility installed thereby while preserving the frame and systems of the Building. The Lessee shall further repair, at its expense, any damage caused to the Leased Premises as a result of such actions.

         e. The Lessee undertakes to allow the Lessor and/or the management company and/or their representatives to enter the Leased Premises at any reasonable time, and, to the extent possible, after prior coordination (except for urgent cases in which prior coordination will not be possible) in order to examine the condition of the Leased Premises and/or perform repairs in the Leased Premises or of other parts of the Building, and in order to show the Leased Premises to others.

                  For the removal of doubt, it is emphasized that nothing in this clause shall impose any obligation on the Lessor.

         f. The Lessee undertakes to post no signs on the external walls of the Leased Premises or signposts exceeding the boundaries of the Leased Premises or signposts located within the Leased Premises but facing outwards, without the written approval of the Lessor and/or of the management company and after receipt of any permit required by law.

                  It is agreed that the Lessor may determine the location, shape and character of signposts of any kind, at the sole discretion thereof, in order to maintain a uniform appearance of the Building. The signposts in the Building shall be similar to the signposts of the other tenants in the Building.

                  The Lessor shall be entitled to oblige the Lessee to install internal signposts according to the former's determination, at the latter's expense.

                  For the removal of doubt, all rights to post signs on the external walls of the Building belong to the Lessor.

         g. In times of emergency, the other tenants shall be entitled to pass through and to use the sheltered areas.

9.       THE MANAGEMENT COMPANY

         a. The Lessee confirms that it has been informed that the Lessor may, at the sole discretion thereof, turn the rendering of management and maintenance services over to a management company.

                  The Lessor shall be entitled to replace the management company with another, or to decide not to turn the rendering of the services over to a management company, or to perform them itself all in accordance with the sole discretion thereof.

         b. The terms of the management agreement between the Lessee and the management company - if any shall be as set forth in the management agreement attached to this agreement as APPENDIX D and forming an integral part hereof (hereinafter: the "Management Agreement"). The Lessee's signing of this agreement shall be tantamount to signing the Management Agreement.

                  The Lessee undertakes to fulfill the provisions of the Management Agreement and it is agreed that the Lessee's breach of the Management Agreement shall constitute a breach of this agreement too, and a breach of this agreement shall also constitute a breach of the Management Agreement.

         c. Notwithstanding the provisions of clause 5 of the Management Agreement, the management expenses and fees imposed on the Lessee, including the air-conditioning expenses and an insurance premium shall in no case exceed NIS 10 per m2 gross plus V.A.T. in the first two years of the Term of the Lease, and in the remaining Term of the Lease, the management expenses and fees imposed on the Lessee, including air-conditioning expenses and an insurance premium, shall not exceed NIS 11 per m2 gross plus V.A.T. The said amounts shall be linked to the base index set out in clause 5(a) above.

                  For the removal of doubt, the aforesaid does not refer to special additional services to be required by the Lessee from the management company as set forth in the latter part of clause 3.2 of the Management Agreement.

10.      LIABILITY AND INSURANCE

         a. The Lessor and/or the management company shall insure the building (without content) in an extended fire insurance at the Lessee's expense, for the duration of the Term of the Lease, against fire hazards, explosions, damage caused by water, flooding, storms and tempests, earthquakes, loss of Rent and any other hazard as the Lessor shall deem fit.

                  It is hereby agreed that the issuance of the said insurance shall not exempt the Lessee from liability under this agreement and/or any law.

                  The said insurance shall contain a clause waiving the right of subrogation against the Lessee on the part of the insurer, except for damages caused to the building by the Lessee intentionally. The amounts of the insurance and of the co-payment shall be determined by the Lessor and/or the management company and the Lessee agrees to such amounts and shall pay them immediately upon demand.

                  The Lessor and/or the management company shall be entitled, from time to time, to change and/or cancel and/or replace the policies and/or to issue additional insurance, all at the sole discretion thereof.

         b. The Lessee shall be liable to the Lessor for any damage or loss caused to the Leased Premises as a result of an act or omission on the part of the Lessee, the invitees, licensees, customers and suppliers thereof, which are not covered or should not have been covered had the Lessor or the management company issued the building insurance in accordance with clause 10(a) above, and had the Lessor or the management company fulfilled all the undertakings thereof in accordance with such insurance, including its undertaking to pay the premium. The Lessee shall be liable to the Lessor for any damage or loss caused to the person or property of any third party on the Leased Premises or within the boundaries thereof.

                  Without derogating from the Lessee's liability under this agreement and/or any law, and in addition thereto, the Lessee undertakes to take out the following insurance, with a lawfully authorized and reputable insurance company, at its expense, from the date of commencement of the lease until the end of the Term of the Lease:

                  1. The Lessee undertakes to insure the content of the Leased Premises, including the furniture, equipment, facilities and stock thereof, and any modification, improvement, renovation and addition of any kind performed and/or to be performed at or to the Leased Premises, and to update the amount of the insurance from time to time, so as to always reflect the full value of the insured property.

                  2. The Lessee undertakes to insure its use of the Leased Premises and any activity thereof at the Leased Premises and in the Temporary Area, in employers' liability insurance with a limit of liability no less than that acceptable in the insurance market at the time of issuance of the policy, and in insurance against liability to third parties, including the Lessor, the management company and any third party, for an amount no less than $750,000 per incident and $1,500,000 per period. The policy shall include a "cross liability" clause.

         c. The Lessee undertakes to arrange for the content insurance to be extended so as to include a clause of waiver of subrogation against the Lessor, the management company and others on their behalf, except for damage caused maliciously. With respect to the employers' liability policy, it shall be extended so as to cover the lawful liability of the Lessor and of the management company in the event that they shall be deemed as employers of the Lessee's employees. With respect to the third party liability insurance, it shall be extended so as to cover the liability of the Lessor and of the management company due to an act or omission on the part of the Lessee.

         d. The Lessee shall present the insurance policy to the Lessor upon commencement of the lease and upon any renewal or amendment of the policy at the Lessor's demand and shall provide an insurance confirmation from the insurance company, in the form attached hereto and constituting an integral part hereof.

                  The Lessee undertakes to add to and/or update and/or amend the insurance policies to the Lessor's satisfaction. The Lessor's failure to demand the policies shall not be deemed as a waiver of the Lessee's undertakings.

         e. Insurance payments received shall be applied first and foremost to repairing the damage.

         f. The Lessee undertakes that the policies to be issued thereby shall contain an explicit condition whereby the insurer explicitly waives any right of subrogation against the Lessor and/or anyone on its behalf, including the co-op board and/or the management company.

         g. In the event that the Lessee shall fail to fulfill the undertaking thereof to issue insurance as set out in this clause, the Lessor and/or the management company shall be entitled to issue such insurance at the Lessee's expense, and the Lessee shall be obliged to repay the Lessor, immediately upon the demand thereof, any amount expended by the Lessor and/or by the management company for this purpose, but the aforesaid in this clause shall impose no obligation on the Lessor and/or the management company to act as aforesaid.

         h. During the Term of the Lease, no insurance policy shall be revoked, for whatever cause or reason, without notice to the Lessor at least 30 days in advance. The Lessee undertakes to provide the Lessor with confirmations of the renewal of the policies, 30 days prior to the date of renewal thereof, by way of a temporary confirmation from the insurer, and after renewal the Lessee shall provide copies of the policies.

                  All such insurance policies shall be valid throughout the Term of the Lease.

         i. The Lessee undertakes to notify the insurance company and the Lessor of any damage caused to the Leased Premises and/or to a person and/or his property. Notice under this clause shall be made by registered post and shall contain the details of the incident and the estimated amount of the damage.

                  The Lessee shall further notify the Lessor of any damage which may affect the Lessor's rights, decrease the value of the Leased Premises or expose the Lessor to any claim.

         j. The Lessee undertakes to indemnify the Lessor and/or compensate the latter for any damage caused thereto and/or imposed thereon due to the breach by the Lessee of the provisions of this clause including all sub-clauses thereof and/or due to the breach of the terms of the policies.

                  For the purposes of this clause, the word "damage" shall also mean the insurance payments which the Lessor could have received but for the circumstances causing such payments not to be made, and any liability imposed on the Lessor including principal, interest and indexation differences, expenses and legal fees due to the claim of any injured party, and if the Lessor shall have paid such liability, the Lessee undertakes to repay the Lessor any amount paid immediately upon the Lessor's first demand, provided that the Lessor shall have notified the Lessee of the claim and the Lessee shall have been given the opportunity to defend itself against it.

         k. For the removal of doubt, it is clarified that the Lessee shall bear the amounts of the co-payment.

         l. The Lessee undertakes to provide to the Lessor, prior to the commencement of the lease, the insurance annex attached to this agreement as APPENDIX D and constituting an integral part hereof, signed by the insurance company.

                  The Lessee undertakes to fill all conditions precedent to the coverage under the insurance policies issued thereby.

11.      RIGHT OF USE OF PARKING SPACES

         a. Throughout the entire Term of the Lease, the Lessee shall be entitled to use 6 fixed and marked parking spaces in the parking lot of the Building (hereinafter: "Right of Use").

         b. The Lessee shall pay a fee to the Lessor and/or the operator of the parking lot and/or whomever shall be directed by the Lessor for the Right of Use of such parking spaces, in the amount of NIS 2,160 plus

                  V.A.T. at the lawful rate thereof on the date of payment, per month (hereinafter: the "Fee").

                  The Fee shall be linked to the consumer price index and shall be paid together with the Rent under this agreement, and the provisions of this agreement referring to the lease of the Leased Premises and to the payment of Rent (including the base index) shall be applicable thereto, MUTATIS MUTANDIS and subject to the following provisions.

         c. The Lessee confirms that it has been informed that the parking lot will be operated by either the Lessor or another entity who can operate the parking lot, INTER ALIA, as a commercial parking lot, according to arrangements to be determined by the Lessor at the sole discretion thereof, provided that the Lessor's right to use the parking lot under this agreement shall not be compromised.

                  The Lessee undertakes to comply with all provisions and directives, as being from time to time, with respect to the parking lot, in all matters concerning entry, parking, exit, security, operation, order in the parking lot, hours of operation etc.

         d. For the removal of doubt, it is emphasized that the aforesaid shall be regarded as the rendering of permission to park only, and that no safekeeping relationship and/or contract either exists or shall exist between the Lessor and/or the operator of the parking lot and the Lessee with respect to the rendering of the parking permission, and in no case will the Lessor and/or the operator of the parking lot be deemed, for this matter, as a "guard" under the Guards Law.

12.      ASSIGNMENT OF THE LESSOR'S RIGHTS

         The Lessor may at any time assign its rights and undertakings with respect to the Leased Premises, in whole or in part, or its rights under this agreement - in whole or in part - to whomever it shall deem fit, provided that the assignee shall undertake to assume the Lessor's undertakings to the Lessee under this agreement.

13.      NON-APPLICABILITY OF TENANT PROTECTION LAWS

         The Lessee declares that it is aware that no protection by the Tenant Protection Law (Consolidated Version), 5732-1972 and the regulations thereunder shall apply to the lease under this agreement, and that the lease under this agreement is not protected under the said law. The Lessee further declares that it has paid no key money, nor undertaken to pay key money, and that no limitations on lease payments and/or Rent shall apply to the lease under this agreement, and that this agreement is unprotected under the law.

         For the removal of doubt it is emphasized that all investments to be made by the Lessee in the Leased Premises, if any, shall be made for the needs thereof only, and shall constitute no payment of key money or payment under Article 82 of the Tenant Protection Law (Consolidated Version), 5732-1972.

14.      OBSERVANCE OF THE PROVISIONS OF LAWS AND AGREEMENTS

         a. The Lessee shall abide by any provision in effect from time to time, in any law or legislation, including municipal regulations, orders and regulations, to the extent applicable to the Leased Premises and to the business conducted thereon.

                  The Lessee shall refrain from any act or omission which may violate the said provisions or constitute an offense thereunder, and from any act or omission, the result of which may compromise the Lessor, the reputation thereof or the engagement under this agreement or the Lessor's engagement with other lessees in the Building.

         b. The Lessee shall ensure that the said provisions are observed by any other user of the Leased Premises in accordance with the terms of this agreement.

         c. The Lessee undertakes to indemnify the Lessor for any damage caused thereto and/or imposed thereon and for any liability and/or payment it shall undertake including principal, interest and indexation differences, and including any liability pursuant to a judgment, expenses and legal fees due to the breach of the provisions of this clause by the Lessee and any user of the Leased Premises, whether the Lessor is sued alone and/or jointly with others, within 7 days from the day it shall be required by the Lessor to do so.

                  Notice of damage as set out in this clause shall be given by the Lessor to the Lessee upon learning thereof.

15.      SURRENDER AND RETURN OF POSSESSION

         a. Upon expiration of the Term of the Lease under this agreement and/or upon lawful shortening or revocation thereof by the Lessor, the Lessee undertakes to vacate the Leased Premises forthwith and to surrender possession thereof to the Lessor, as per clause 8(d) above, the Leased Premises being vacant of any person and object and in good and proper condition as received thereby.

                  At the time of surrender of possession of the Leased Premises to the Lessor, the representatives of the Lessor and of the Lessee shall prepare a protocol recording the repairs necessary in order to bring the Leased Premises to the condition in which the Lessee needs to return the same to the Lessor.

                  The Lessee undertakes to perform all the repairs recorded in the protocol, at its expense, within 30 days from the date of preparation thereof.

                  In the event that the Lessee shall have failed to perform the said repairs, in whole or in part, the Lessee shall be required to pay to the Lessor the cost and/or the estimated cost of the repairs, regardless of whether or not the Lessor shall have actually performed the repairs.

                  In the event that performance of the said repairs shall extend no later than 30 additional days beyond the Term of the Lease, it shall not be deemed as a delay in the vacation of the Leased Premises and such period shall be subject to the provisions of this agreement. In the event that the performance of the repairs shall extend beyond the said 30 day period, it shall be deemed as a delay in vacation of the Leased Premises and the provisions of sub-clause (b) hereunder shall apply, MUTATIS MUTANDIS.

                  The aforesaid shall not derogate from any other remedy to which the Lessor shall be entitled under this agreement and/or any law.

         b. In the event that the Lessee shall fail to vacate the Leased Premises upon expiration of the Term of the Lease and/or upon the lawful shortening and/or revocation of this agreement, as aforesaid, then in addition to all remedies available to the Lessor by law and/or under this agreement, the Lessee shall pay the Lessor liquidated damages for each day of delay in vacating the Leased Premises, at a rate equal to three times the proportionate Rent due for the Leased Premises for the period of delay, in addition to indexation differences.

                  The liquidated damages shall be paid to the Lessor on the dates to be determined thereby.

16.      PAYMENT IN ARREARS

         Any payment or pecuniary obligation imposed on a party under this agreement, not paid on the due date, and any payment which the Lessor shall pay, the duty of payment of which is imposed on the Lessee, who shall have failed to pay the same, shall be returned and repaid in full, and until actual repayment thereof shall bear interest at the rate of debit interest charged from time to time by Bank Hapoalim Ltd. on the date of actual payment with respect to irregular interest charged in debit accounts.

17.      SECURITIES

         In order to secure all the Lessee's undertakings and various obligations under this agreement and the Management Agreement, the Lessee shall provide the Lessor with the following securities:

         a. An autonomous, unconditioned bank guarantee by an Israeli bank, linked to the index, in the amount of NIS 386,000 and valid for twelve months. The guarantee shall be renewed prior to the expiration thereof, year by year, and shall remain in effect throughout the Term of the Lease and for 3 months after expiration thereof (hereinafter: the "Guarantee").

                  The Guarantee shall be split up and delivered to the Lessor as follows:

                  1. On the date of signing of this contract, the Lessee shall provide a bank guarantee in the amount of NIS 200,000.

                  2. Immediately prior to the day of receipt of possession of the Leased Premises, the Lessee shall submit the remaining bank guarantee in the amount of NIS 186,000.

         b. At the time of signing of this agreement, the Lessee shall further provide a guarantee by the parent company, Phasecom Inc., which shall sign on the margins of this agreement and the form of guarantee attached to this agreement as APPENDIX F and constituting an integral part hereof, as guarantor for all the Lessee's undertakings herein.

         c. The provision of the bank guarantee and the guarantor's signature as aforesaid shall constitute a condition precedent for the commencement of the lease on the date of commencement thereof and/or for the continuation of the Term of the Lease.

                  The Guarantee shall be returned to the Lessee after expiration of the Term of the Lease and after the Lessee shall have provided the Lessor with receipts indicating its fulfillment of all the undertakings thereof under the agreement.

18.      STAMPING EXPENSES

         Stamp duty due on this agreement shall be paid by the Lessee.

19.      BREACHES AND REMEDIES

         a. In the event that the Lessee shall breach or shall fail to fulfill a material provision or condition listed hereunder or shall do so through any other user - the Lessor shall be entitled, in addition to any other remedy, to demand that the Lessee vacate the Leased Premises forthwith and the

                  Lessee shall be obliged to vacate the same as early as possible, and no later than 30 (thirty) days after the date of receipt of the demand.

         b. The provisions of clauses 2, 5, 7, 10, 15 and 17 are fundamental conditions of this agreement, as are the dates stated therein.

         c. The provisions of this clause shall not derogate from any remedy or relief set out in other clauses of this agreement.

         d. All remedies available to the Lessor under the terms of this agreement are separate and independent and/or supplementary and do not derogate from any remedy and/or relief, whether lawful or contractual.

         e. In addition to, and without derogating from the provisions of this agreement, each of the following events shall also be deemed as a fundamental breach of this agreement:

                  1. The passing of a resolution of voluntary dissolution by the Lessee and/or the filing of an application for dissolution, whether by the Lessee or by a creditor and/or the appointment of a temporary liquidator for the Lessee and/or the filing of an application for receivership and/or an application to declare the Lessee bankrupt, as the case may be.

                  2. The attachment of a material asset of the Lessee's by a court or an execution office, which is not revoked within 30 days from the date of placement thereof.

                  3. The foreclosure of a material asset of the Lessee's and/or the institution of proceedings for the foreclosure of an asset as aforesaid, by a creditor of the Lessee's.

                  4. A change in the composition or rate of holdings of the Lessee's shareholders exceeding 50%, whether at once or in stages, save for public offerings.

                  The Lessee hereby undertakes to inform the Lessor immediately upon any demand and/or application and/or upon the occurrence of any of the events listed in clauses 1-4 above.

                  Notwithstanding the provisions of sub-clauses 1-4 above, the Lessor shall take no action for 180 days from the date of occurrence of any event under these clauses if it shall receive a declaration from a lawyer or CPA of the Lessee whereby the event shall not compromise the Lessee's ability to fulfill the undertakings thereof under this agreement.

                  The declaration of the lawyer or the CPA shall be given, in this case, within 7 days from the date of the Lessor's demand from the Lessee.

         f. The Lessee hereby waives his right to setoff under any law.

20. The parties hereby determine that the court in Tel Aviv Jaffa shall be the only venue in all matters relating to this agreement or resulting therefrom.

21.      ADDRESSES

         The parties' addresses for the purposes of this agreement shall be as stated in the preamble to the agreement and, from the date of commencement of the Term of the Lease, the Lessee's address shall be at the Leased Premises. Any notice sent by registered post to either party at the address thereof shall be deemed to have been received 3 days after dispatch thereof at a postal branch, and if delivered in person, at the time of delivery thereof, and if transmitted by fax, at the time of transmission thereof.

          IN WITNESS WHEREOF, THE PARTIES HAVE HERETO SET THEIR HANDS,

         /s/                                                  /s/
-------------------------                            ---------------------------
The Lessor                                           The Lessee

                                  CONFIRMATION

I, the undersigned, ______________, Adv., of _______________, hereby confirm that on ____________, appeared before me the managers of Phasecom (Israel) Ltd. and signed this agreement in my presence, that the signature was duly made in accordance with the company's by-laws and with the resolutions thereof and that the signature of the said managers binds the company.



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